SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Act of 1934

Date of Report (Date of earliest event reported) June 28, 2002

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Form 8-K

Item 4.  Changes in Registrant’s Certifying Accountants

On June 28, 2002, AmeriServ Financial, Inc. (“ASRV”) dismissed its independent accountants, Arthur Andersen LLP (“Andersen”) and appointed Deloitte & Touche LLP (“Deloitte”) as its new independent accountants, each effective immediately.  This decision followed ASRV’s review of proposals from independent accountants to audit ASRV’s financial statements for the fiscal years ending December 31, 2002 through December 31, 2005.  The decisions to dismiss Andersen and to engage Deloitte were approved by ASRV’s Board of Directors upon the recommendation of its Audit Committee.  Andersen’s report on ASRV’s 2001 financial statements was included in ASRV’s Annual Report on Form 10-K for the year ended December 31, 2001 issued in March 2002.

During ASRV’s two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 28, 2002, there were no disagreements between ASRV and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a) (1) (v) of Regulation S-K occurred within ASRV’s two most recent fiscal years and the subsequent interim period through June 28, 2002.

The audit reports of Andersen on the consolidated financial statements of ASRV and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  ASRV provided Andersen a copy of the foregoing disclosures.  Attached as Exhibit 16.1 is a copy of Andersen’s letter, dated June 28, 2002, stating that it has found no basis for disagreement with such statements.

During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of this Form 8-K, neither ASRV nor anyone on its behalf consulted Deloitte regarding any of the matters or reportable events listed in Items 304(a) (2) (i) and (ii) of Regulation S-K.

Exhibits

--------

Exhibit 16.1

Letter of Arthur Andersen LLP regarding change in certifying accountant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: July 3, 2002

Exhibit 16.1

June 28, 2002

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner on the audit of the financial statements of this registrant for the two most recent fiscal years.  That individual is no longer with Arthur Andersen LLP.  We have read the first four paragraphs of Item 4 as they relate to Arthur Andersen LLP included in the Form 8-K dated June 28, 2002 of AmeriServ Financial, Inc. to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,

/s/ARTHUR ANDERSEN LLP

cc:

Jeffrey A. Stopko, Senior Vice President & Chief Financial Officer

AmeriServ Financial, Inc.